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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 12, 2002

                            NEOSE TECHNOLOGIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

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
          Delaware                          0-27718                         13-3549286
          --------                          -------                         ----------
(State or other jurisdiction of      (Commission File Number)      (IRS Employer Identification
incorporation)                                                     No.)
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                  102 Witmer Road, Horsham, Pennsylvania 19044
                  ---------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 315-9000
           ___________________________________________________________
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

        Adoption of Corporate Governance Principles and Corporate Governance Committee Charter. On December 12, 2002, the Board of Directors of Neose Technologies, Inc. (the "Company") adopted new corporate governance principles of the Board of Directors of the Company and a new charter of the Corporate Governance Committee of the Board of Directors of the Company.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits.

        (a) Financial Statements of Businesses Acquired: None

        (b) Pro Forma Financial Information: None

        (c) Exhibits: Reference is made to the Exhibit Index annexed hereto and made a part hereof.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      NEOSE TECHNOLOGIES, INC.

                                      By: /s/ C. Boyd Clarke
                                          ------------------
                                          C. Boyd Clarke
                                          President and Chief Executive Officer

Dated: December 17, 2002

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                                  EXHIBIT INDEX


Exhibit No.                      Description
-----------                      -----------

       99.1     Board of Directors Corporate Governance Principles
       99.2     Corporate Governance Committee Charter

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